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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 15, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

          California                   0-24230                  94-3021850
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 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)

                44259 Nobel Drive
               Fremont, California                                 94538
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     (Address of principal executive offices)                   (Zip Code)

                                 (510) 490-0719
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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EXECUTION COPY

Item 1.01.  Entry into a Material Definitive Agreement

     On August 15, 2005, Silicon Valley Bank and Fiberstars, Inc. entered into a Loan and Security Agreement together with accompanying Schedules, Borrowing Base Certificate and Compliance Certificate) (collectively, the "Loan and Security Agreement") between Fiberstars, Inc. and Silicon Valley Bank. The Loan and Security Agreement reflects an effective date of August 15, 2005 and a maturity date of August 14, 2006. It replaces Fiberstars' credit facility with Comerica Bank dated December 7, 2001, as amended.

     The Loan and Security Agreement provides Fiberstars' a maximum credit limit of the lesser of $5,000,0000 or the amounts available under the borrowing base(the "Borrowing Base") as set forth by the Borrowing Base Certificate. The Borrowing Base ties specific borrowings to 70% of certain accounts receivable. Fiberstars must comply with certain covenants with respect to effective net worth and financial ratios.

     Advances bear interest equal to prime plus 1.75% per annum computed daily, except for advances made under a Pool and Spa sub-limit which bear interest at a rate equal to prime plus 2.25% per annum. All borrowings are collateralized by Fiberstars' assets, including accounts receivable, fixed assets, inventory and intellectual property.

     A copy of the Loan and Security Agreement is filed herewith as Exhibit
10.1.

Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

            Exhibit No.   Description
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                10.1      Loan and Security Agreement (together with Schedule to
                          Loan and Security Agreement and Compliance
                          Certificate) between Fiberstars, Inc. and Silicon
                          Valley Bank dated August 15, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 16, 2005

                                              FIBERSTARS, INC.

                                              By      /s/ Robert A. Connors
                                                      --------------------------
                                              Name:   Robert A. Connors
                                              Title:  Chief Financial Officer

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